UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 14, 2014 (April 9, 2014)

TRIANGLE PETROLEUM CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-34945	98-0430762
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	file number)	Identification No.)

1200 17th Street, Suite 2600, Denver, CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 260-7125

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On April 14, 2014, Triangle Petroleum Corporation (the “Company”) issued a press release announcing its expected fiscal year 2014 gain on the fair value of its equity investment derivatives in Caliber Midstream Partners, L.P. (“Caliber”). A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 2.02 by reference.

The information in Item 2.02 of this Current Report on Form 8-K and in Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Current Report on Form 8-K and in Exhibit 99.1 attached hereto shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 13, 2014, the Company’s Board of Directors, upon the recommendation of its Audit Committee and in consultation with management, concluded that the Company’s consolidated financial statements for the fiscal quarter ended October 31, 2013 included in the Company’s Form 10-Q for such period should be restated to recognize the fair value of equity investment derivatives for the Class A Trigger Units, Class A Trigger Unit Warrants, and Warrants (Series 1 through Series 4) that the Company holds in Caliber, the Company’s midstream services joint venture.  This determination arose in connection with the Company’s preparation of its consolidated financial statements for the fiscal year ended January 31, 2014.

The resulting effect of the restatement as of and for the three and nine month periods ended October 31, 2013 is expected to: (i) increase the Company’s equity investment in Caliber by approximately $35.8 million, (ii) increase the Company’s other income by approximately $35.8 million, and (iii) result in a U.S. net deferred tax liability of approximately $6.0 million and corresponding provision for income taxes of approximately $6.0 million as of and for the three and nine month periods ended October 31, 2013.  Based on the above expected effects, the Company’s restated net income for the three and nine month periods ended October 31, 2013 would be approximately $47.2 million and approximately $59.2 million, respectively.

In light of the restatement, the Company’s previously filed financial statements for the quarter ended October 31, 2013 should no longer be relied upon.  The Company intends to file restated financial statements for the quarter ended October 31, 2013 under the cover of Form 10-Q/A for the quarter ended October 31, 2013 as soon as reasonably practicable following the filing of this Current Report on Form 8-K.

The Chairman of the Audit Committee and certain authorized members of executive management have discussed the matters disclosed in this filing with the Company’s independent registered public accountants.

Caution Concerning Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Investors are cautioned that forward-looking statements are inherently uncertain and involve risks and uncertainties, which may cause actual results to differ materially from those discussed herein. Such statements include statements regarding the timing and completion of the restatement of financial statements, the extent and effect of such restatement on the reported financial condition of the Company, and timing for filing of the Company’s amended Form 10-Q for the three and nine month periods ended October 31, 2013.  Please refer to the risks and uncertainties detailed from time to time by the Company in its Form 10-K and other periodic filings with the Securities and Exchange Commission. You are strongly urged to review all such filings for a more detailed discussion of such risks and uncertainties. The Company undertakes no duty to update any forward-looking statements, except as required by law.

Item 5.08  Shareholder Director Nominations.

On April 9, 2014, the Company’s Board of Directors set July 16, 2014 as the date of the Company’s 2014 Annual Meeting of Stockholders (the “2014 Annual Meeting”). Stockholders of record on May 19, 2014 will be entitled to vote at the 2014 Annual Meeting. Because the 2014 Annual Meeting will be held on a date more than 30 days before the one-year anniversary of the date of the Company’s 2013 Annual Meeting of Stockholders, the Company is reporting a deadline for the submission of stockholder proposals for the 2014 Annual Meeting.

Stockholders who intend to present a proposal regarding a director nomination or other matter of business at the 2014 Annual Meeting, and who wish to have those proposals included in the Company’s proxy statement for the 2014 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must ensure that those proposals, including any notice on Schedule 14N, are received by the Corporate Secretary at 1200 17th Street, Suite 2600, Denver, CO 80202 on or before the close of business on April 25, 2014, which the Company has determined to be a reasonable time before it begins to print and mail its proxy materials. Those proposals must meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the proxy statement for the 2014 Annual Meeting.

In addition, under the Company’s Bylaws, stockholders who intend to submit a proposal regarding a director nomination or other matter of business at the 2014 Annual Meeting, and who do not intend to have those proposals included in the Company’s proxy statement and form of proxy relating to the 2014 Annual Meeting pursuant to Securities and Exchange Commission regulations, must ensure that notice of any such proposal (including certain additional information specified in the Company’s Bylaws) is received by the Corporate Secretary at the address specified above on or before the close of business on April 25, 2014. Those proposals, and the additional information specified by the Bylaws, must be submitted within this time period in order to be considered at the 2014 Annual Meeting.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press Release, dated April 14, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2014	TRIANGLE PETROLEUM CORPORATION

	By:	/s/ Justin Bliffen
Justin Bliffen
Chief Financial Officer

Index to Exhibits

Exhibit
Number	Description

Exhibit 99.1*	Press Release, dated April 14, 2014

* Filed herewith.